Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, James W. Stratton, Chief Executive Officer of Stratton Growth Fund, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 2, 2004	/s/ James W. Stratton

James W. Stratton, Chief Executive Officer (principal executive officer)

I, James A. Beers, Chief Financial Officer of Stratton Growth Fund, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 2, 2004	/s/ James A. Beers
James A. Beers, Chief Financial Officer (principal executive officer)